UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 12, 2007

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

        On February 12, 2007, Palatin Technologies, Inc. entered into an underwriting agreement with Pacific Growth Equities, LLC (“Pacific Growth”), pursuant to which we have agreed to issue and sell 13,750,000 registered shares of our common stock at a price to the public of $2.00 per share (the “Shares”), for gross proceeds of $27,500,000 before deducting underwriting discounts and expenses of the offering. Pacific Growth has acted as the sole underwriter for the offering. The net proceeds to us before expenses are $25,987,500, and expenses are estimated at $475,500. We expect that the closing of the offering will take place on or about February 15, 2007, subject to the satisfaction of customary closing conditions. We have registered the Shares on two registration statements: our existing shelf registration statement on Form S-3, File No. 333-132369, filed on March 13, 2006 and declared effective by the Securities and Exchange Commission (“SEC”) on March 31, 2006; and a registration statement for additional shares pursuant to SEC Rule 462(b), on Form S-3MEF, File No. 333-140648, filed on February 13, 2007 and effective immediately upon filing.

        A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The foregoing description of the underwriting agreement is qualified in its entirety by reference to the full text of the underwriting agreement.

Item 8.01  Other Events

        On February 13, 2007, we issued a press release concerning the offering described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        Neither the filing of the press release as an exhibit to this report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this report. The information available at our internet address is not part of this report or any other report filed by us with the SEC.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

No.	Description
1.1	Underwriting Agreement dated February 12, 2007 between Palatin Technologies, Inc. and Pacific Growth Equities, LLC

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. with respect to shares being offered pursuant to Registration Statement No. 333-140648 and Registration Statement No. 333-132369.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

99.1	Press Release dated February 13, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: February 13, 2007	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President – Operations and Chief Financial Officer

EXHIBIT INDEX:

No.	Description
1.1	Underwriting Agreement dated February 12, 2007 between Palatin Technologies, Inc. and Pacific Growth Equities, LLC

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. with respect to shares being offered pursuant to Registration Statement No. 333-140648 and Registration Statement No. 333-132369.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

99.1	Press Release dated February 13, 2007